UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
                   Pursuant to Section 13 OR 15(d)
               of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 20, 2009
                                                 -----------------
                             SJW Corp.
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(Exact name of registrant as specified in its charter)

    California                    1-8966          77-0066628
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(State or other jurisdiction   (Commission      (IRS Employer
     of incorporation)         File Number)  Identification No.)

    110 W. Taylor Street, San Jose, California     95110
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(Address of principal executive offices)             (Zip Code)

                             (408) 279-7800
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         Registrant's telephone number, including area code

                             Not Applicable
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  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 20, 2009, the California Public Utilities Commission issued its decision in the 2009 general rate case for San Jose
Water Company, SJW Corp.'s wholly owned subsidiary, establishing rates for 2010, 2011 and 2012. A copy of the press release announcing such decision is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 9.01   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number      Description of Document
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99.1       Press Release issued by SJW Corp., dated November 23, 2009, announcing the approval by the California Public Utilities Commission of Increase in Rates for San Jose Water Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SJW Corp.
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November 23, 2009                 /s/ David A. Green
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                                  David A. Green,
                                  Chief Financial Officer and
                                  Treasurer
Exhibit
Number      Description of Document
--------    ------------------------

99.1 Press Release issued by SJW Corp., dated November 23, 2009, announcing the approval by the California Public Utilities Commission of Increase in Rates for San Jose Water Company.